Exhibit 99.1

Americold Enters into Floating to Fixed Interest Rate Swaps

ATLANTA (August 31, 2022) – Americold Realty Trust, Inc. (NYSE: COLD) (“Americold” or the “Company”), the world’s largest publicly traded REIT focused on the ownership, operation, acquisition, and development of temperature-controlled warehouses, announced today it has entered into interest rate swaps to fix a significant portion of the base interest rates related to its recently completed refinance of its senior unsecured credit facilities.

The Company entered into an interest rate swap on $200 million of the $375 million U.S. dollar term loan A-1 facility. Based on Americold’s current credit ratings, the total fixed interest rate is 4.70%. The swap is effective as of September 23, 2022, and it expires December 29, 2023.

The Company entered into an interest rate swap on the unfunded $270 million U.S. dollar term loan delayed draw facility. The Company expects to draw and fund the delayed draw facility on November 1, 2022. Based on Americold’s current credit ratings, the total fixed interest rate is 4.10%. The swap is effective as of November 1, 2022, and it expires December 29, 2027.

The Company entered into an interest rate swap on the CAD 250 million Canadian term loan A-2 facility. Based on Americold’s current credit ratings, the total fixed interest rate is 4.54%. The swap is effective as of September 23, 2022, and it expires December 29, 2027.

About the Company
Americold is the world’s largest publicly traded REIT focused on the ownership, operation, acquisition and development of temperature-controlled warehouses. Based in Atlanta, Georgia, Americold owns and operates 249 temperature-controlled warehouses, with approximately 1.5 billion refrigerated cubic feet of storage, in North America, Europe, Asia-Pacific, and South America. Americold’s facilities are an integral component of the supply chain connecting food producers, processors, distributors and retailers to consumers.

Forward-Looking Statements
This document contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include the following: the impact of supply chain disruptions, including, among others, the impact on labor availability, raw material availability, manufacturing and food production; construction materials and transportation; uncertainties and risks related to public health crises, including the ongoing COVID-19 pandemic; adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; rising interest rates and inflation in operating costs, including as a result of the COVID-19 pandemic; general economic conditions; labor and power costs; labor shortages; risks associated with the ownership of real estate generally and temperature-controlled warehouses in particular; acquisition risks, including the failure to identify or complete attractive acquisitions or the failure of acquisitions to perform in accordance with projections and to realize anticipated cost savings and revenue improvements; our failure to realize the intended benefits from our recent acquisitions, and including synergies, or disruptions to our plans and operations or unknown or contingent liabilities related to our recent acquisitions; risks related to expansions of existing properties and developments of new properties, including failure to meet targeted completion dates and budgeted or stabilized returns within expected time frames, or at all, in respect thereof; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information security systems, networks or processes could cause business disruptions or loss of confidential information; risks related to privacy and data security concerns, and data collection and transfer restrictions and related foreign regulations; defaults or non-renewals of significant customer contracts, including as a result of the ongoing COVID-19 pandemic; uncertainty of revenues, given the nature of our customer contracts; our failure to obtain necessary outside financing; risks related to, or restrictions contained in, our debt financings; decreased storage rates or increased vacancy rates; risks related to current and potential international operations and properties; difficulties in expanding our operations into new markets, including international markets; risks related to the partial ownership of properties, including as a result of our lack of control over such investments and the failure of such entities to perform in accordance with projections; our failure to maintain our status as a REIT; possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently or previously owned by us; financial market fluctuations; actions by our competitors and their increasing ability to compete with us; changes in applicable governmental regulations and tax legislation, including in the international markets; geopolitical conflicts, such as the ongoing conflict between Russia and Ukraine; additional risks with respect to the addition of European operations and properties; changes in real estate and zoning laws and increases in real property tax rates; our relationship with our associates, including the occurrence of any work stoppages or any disputes under our collective bargaining agreements and employment related litigation; liabilities as a result of our participation in multi-employer pension plans; uninsured losses or losses in excess of our insurance coverage; the potential liabilities, costs and regulatory impacts associated with our in-house trucking services and the potential disruptions associated with our use of third-party trucking service providers to provide transportation services to our customers; the cost and time requirements as a result of our operation as a publicly traded REIT; changes in foreign currency exchange rates; the impact of anti-takeover provisions in our constituent documents and under Maryland law, which could make an acquisition of us more difficult, limit attempts by our stockholders to replace our directors and affect the price of our common stock, $0.01 par value per share, of our common stock; and the potential dilutive effect of our common stock offerings.

Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements included in this document include, among others, statements about our plans and expectations regarding refinancing our CMBS debt, use of proceeds and hedging strategies, including entering into interest rate swaps to reduce floating rate debt exposure to historical levels. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Contacts:
Americold Realty Trust
Investor Relations
Telephone: 678-459-1959
Email: investor.relations@americold.com